UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2025

HANOVER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-41384	81-3324480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 East Jericho Turnpike, Mineola, New York	11501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 548-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock	HNVR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item  1.01 – Entry into a Material Definitive Agreement

On June 25, 2025, Hanover Bancorp, Inc., a New York corporation (“Parent”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hanover Bancorp, Inc., a Maryland corporation and Parent’s wholly owned subsidiary (the “Surviving Corporation” or the “Company”), pursuant to which, on the same date, Parent merged with and into the Surviving Corporation (the “Reincorporation Merger”). Upon the consummation of the Reincorporation Merger, Parent ceased its legal existence, and the Company continued Parent’s business as the surviving corporation in the Reincorporation Merger under the name “Hanover Bancorp, Inc.” succeeding to all Parent’s rights, assets, liabilities and obligations, except that its affairs ceased to be governed by the New York Business Corporation Law (the “NYBCL”), and became subject to the Maryland General Corporation Law (the “MGCL”). Pursuant to the Merger Agreement, the Articles of Incorporation and the Bylaws of the Surviving Corporation (the “Maryland Bylaws” or the “Company Bylaws”), as in effect prior to the consummation of the Reincorporation Merger, shall continue in full force and effect as the Company’s Articles of Incorporation and the Company Bylaws, respectively, until further amended and changed pursuant to the MGCL.

The Merger Agreement and the Reincorporation Merger were duly approved by directors and stockholders of Parent and the Surviving Corporation as follows: (a) by Parent’s board of directors on December 20, 2023, and by Parent’s stockholders on January 23, 2024 at the annual meeting of stockholders, respectively, and (b) by the directors of the Surviving Corporation and Parent, as the sole stockholder of the Surviving Corporation, on June 25, 2025.

The issuance of shares of the Company’s common stock, par value $0.01 per share (the “Company Common Stock”) pursuant to the Merger Agreement was exempt from registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Rule 145(a)(2) under the Securities Act, which provides that a merger which sole purpose is to change a corporation’s domicile does not involve the sale of securities for purposes of the Securities Act.

The Merger Agreement constituted the plan of reorganization within the meaning of 368(a)(1) of the Internal Revenue Code of 1986, as amended.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.01 – Completion of Acquisition or Disposition of Assets

The information contained in Item 1.01 above is incorporated herein by reference.

Item 3.03 – Material Modification to Rights of Security Holders

Effective as of June 25, 2025 (the “Effective Day”), Parent merged with and into the Company, with the Company being the surviving corporation and successor in interest to Parent. The purpose of the Reincorporation Merger was to re-domicile Parent from New York to Maryland. The Surviving Corporation was incorporated on May 10, 2024 for the sole purpose of effecting the Reincorporation Merger. Prior to the Reincorporation Merger, the Surviving Corporation had one share of Company Common Stock outstanding, held by Parent and had no assets, liabilities or business.

The Reincorporation Merger was accomplished by the filing of the (i) the Articles of Merger with the State Department of Assessments and Taxation of Maryland (“SDAT”), and (ii) Certificate of Merger with the New York Secretary of State. The Reincorporation Merger will become effective on The Nasdaq Global Select Market on June 26, 2025.

Upon the consummation of the Reincorporation Merger:

●	Parent changed its domicile from New York to Maryland;
●	The affairs of the registrant ceased to be governed by the NYBCL and became subject to the MGCL;
●	The Company succeeded to all rights, assets, liabilities and obligations of Parent, including becoming a publicly held company, and will continue filing reports under Section 15(d) of the

Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations thereunder and provide to its stockholders the same type of information that Parent previously filed;
●	Each outstanding share of Parent Common Stock or Parent Series A Preferred Stock, issued and outstanding immediately before the Reincorporation Merger automatically extinguished and converted into one share of the Company Common Stock or Company Series A Preferred Stock, respectively;
●	The Company Common Stock and Company Series A Preferred Stock issued in connection with the Reincorporation Merger to stockholders of Parent will be deemed registered under Section 12(b) of the Exchange Act without any additional actions by virtue of the Company being a successor to Parent, which Parent Common Stock was registered under Section 12(b) of the Exchange Act prior to the Reincorporation Merger;
●	The authorized capital stock of the Company is the same as the authorized capital stock of Parent, and consists of (i) 17,000,000 shares of Company Common Stock and (ii) 15,000,000 shares of preferred stock, par value $0.01 per share;
●	The share previously issued by the Surviving Corporation to Parent was canceled and returned to the treasury;
●	Outstanding options to purchase Parent Common Stock were converted into options and warrants to purchase the same number of shares of the Company Common Stock;
●	The directors and officers of Parent became directors and officers of the Company.

The Reincorporation Merger did not materially modify the rights of the registrant’s stockholders. However, as of the Effective Day, the determination of the rights of the registrant’s stockholders began to be governed by statutory corporate laws of Maryland, governed by the MGCL, the Articles of Incorporation and the Maryland Bylaws, adopted pursuant to the Merger Agreement. The key differences between NYBCL and MGCL were previously set forth by Parent in its Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on February 9, 2024, provided that such is qualified in its entirety by reference to the full text of, and decisions interpreting, applicable New York and Maryland law and by reference to the complete text of the Articles of Incorporation and the Maryland Bylaws, copies of which are filed as Exhibit 3.1 and 3.2 hereto, respectively, and incorporated herein by reference.

Item 5.03 – Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year

The information contained in Items 1.01 and 3.03 above is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are furnished as part of this report:

Exhibit Number	Description

Exhibit 3.1	Articles of Incorporation of Hanover Bancorp, Inc., a Maryland corporation
Exhibit 3.2	Bylaws of Hanover Bancorp, Inc., a Maryland corporation
Exhibit 3.3	Certificate of Merger filed with the Secretary of State of the State of New York
Exhibit 3.4	Articles of Merger filed with the State Department of Assessments and Taxation of Maryland
Exhibit 10.1	Agreement and Plan of Merger by and between Hanover Bancorp, Inc., a New York corporation, and Hanover Bancorp, Inc., a Maryland corporation dated as of June 25, 2025
Exhibit 104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER BANCORP, INC.

Date: June 27, 2025	By:	/s/ Lance P. Burke
Lance P. Burke
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)